Exhibit 10.50

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

CANCELLATION OF ELECTION
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
EXECUTIVE OPTION PLAN

To: Dollar Thrifty Automotive Group, Inc.

From: Hildebrand             Steven                 B.
            Last Name              First Name         Middle

If you have made a 2004 bonus deferral election under the Dollar Thrifty
Automotive Group, Inc. Executive Option Plan, please complete this form.

Participant Statement

|X|	I understand that the applicable election below is offered to me by Dollar Thrifty Automotive Group, Inc. (“DTG”). My election must be made by February 17, 2005. I understand that this election will not be accepted by DTG unless this box is checked to acknowledge my understanding. I understand that the American Jobs Creation Act of 2004 (“AJCA”) changed the tax treatment for Options issued under the Executive Option Plan and similar arrangements. Under the tax rules, the treatment for such Options issued on or after 1/1/2005 is immediate taxation at my marginal tax rate plus a 20% penalty, with similar annual taxation in subsequent years on any future appreciation in the option spread. This election is possible under transition guidance provided by the Internal Revenue Service to avoid this punitive taxation.

Participant Election (Please select one of the following choices)

| |	Whereas I made a prior election to exchange all or a percentage of my bonus to be paid in 2005 for the grant of Options under the Executive Option Plan, I hereby elect to relinquish my rights to Options under the current structure of Options pursuant to the Executive Option Plan. I elect that my deferral of the same percentage of my bonus will be substituted for a benefit provided under the Dollar Thrifty Automotive Group, Inc. Deferred Compensation Plan. I understand that the Deferred Compensation Plan will be amended as necessary to comply with the new rules under AJCA prior to December 31, 2005. At that time, I will make an election indicating my distribution preference under the Deferred Compensation Plan.

| |	Whereas I made a prior election to exchange all or a percentage of my bonus to be paid in 2005 for the grant of Options under the Executive Option Plan, I hereby elect to relinquish my rights to those Options under the current structure of Options pursuant to the Executive Option Plan. I elect that deferral of __________% of my bonus will be substituted for a benefit provided under the Dollar Thrifty Automotive Group, Inc. Deferred Compensation Plan with the remaining bonus paid to me in cash. I understand that the Deferred Compensation Plan will be amended as necessary to comply with the new rules under AJCA prior to December 31, 2005. At that time, I will make an election indicating my distribution preference under the Deferred Compensation Plan.

|X|	I wish to have 100% of the 2005 bonus payment that is subject to a prior election of exchange for Options under the Executive Option Plan paid directly to me in cash.

Any cash payments received hereunder will be subject to federal and applicable state and local income taxes as well as payroll taxes. This alternative is provided under the transitional guidance provided by the Internal Revenue Service to avoid the punitive taxation under the AJCA relating to Options issued after December 31, 2004.

This election will be in effect on the date signed and will apply to 2004 bonuses paid after such election that were subject to a prior election to exchange compensation for the grant of Options under the Executive Option Plan.

Participant Statement

|X|	I have reviewed and understand all the terms and conditions hereof. I understand and acknowledge that the exclusive sources for determining my benefits and rights under the Dollar Thrifty Automotive Group, Inc. Deferred Compensation Plan are the provisions of that Plan and any elections entered into pursuant thereto.

Authorization:

/s/ Steven B. Hildebrand                                                                         Date: February 17, 2005
Participant Signature

*        *         *         *        *        *

This election is hereby approved and accepted.

Dollar Thrifty Automotive Group, Inc.

/s/ Brian K. Franklin                                                                                                   Date: February 17, 2005
Dollar Thrifty Automotive Group, Inc.